UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 6, 2006
VALLEY BANCORP
(Exact name of registrant as specified in its charter)
NEVADA
(State or other jurisdiction of incorporation)

(Commission File Number) 000-50950	(IRS Employer Identification No.) 88-0493760

1300 S. Jones Boulevard, Las Vegas, Nevada (Address of principal executive offices)	89146 (zip code)
Registrant’s telephone number, including area code: (702) 821-4100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS
On October 6, 2006, Valley Bancorp, Las Vegas, Nevada announced that at the October 6th special meeting, shareholders approved the Agreement to Merge and Plan of Reorganization whereby Valley Bancorp will merge with and into Community Bancorp.
A press release dated October 6, 2006 announcing the approval, is attached as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(a)	Financial statements — not applicable

(b)	Pro forma financial information — not applicable

(c)	Exhibits
99.1	Press Release dated October 6, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: October 6, 2006

VALLEY BANCORP
By /s/ Barry L. Hulin
Barry L. Hulin
President and Chief Executive Officer